UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022 (March 25, 2022)

GOGO INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35975	27-1650905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Edgeview Dr., Suite 300
Broomfield, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-301-3271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOGO	NASDAQ Global Select Market
Preferred Stock Purchase Rights	GOGO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gogo Inc. (the “Company”) has entered into amendments to the employment agreements of each of our named executive officers, as discussed below.

Promotion of Mr. Aguirre and Amendment of Aguirre Employment Agreement

On March 25, 2022, the Company and our President of Business Aviation, Sergio Aguirre, executed an amendment (the “Aguirre Amendment”) to that certain employment agreement between the Company and Mr. Aguirre, dated August 27, 2018. The Aguirre Amendment provides that as of April 1, 2022, Mr. Aguirre will be employed by the Company as our President and Chief Operating Officer and will continue to report directly to our Chief Executive Officer. The Aguirre Amendment also amends the term of Mr. Aguirre’s employment to continue through and including December 31, 2026 (the “Initial Expiration Date”). The Aguirre Amendment provides that the term of Mr. Aguirre’s employment will be automatically extended for one additional year unless the Company or Mr. Aguirre provide written notice not to extend the term of Mr. Aguirre’s employment at least three months prior to the Initial Expiration Date.

The Aguirre Amendment also provides that Mr. Aguirre’s Base Salary (as defined in Mr. Aguirre’s employment agreement) will be increased from $375,000 to $400,000, subject to annual review for increases but not decreases. The Aguirre Amendment also provides that Mr. Aguirre will receive a promotion equity grant of restricted stock units with a grant date fair value of $300,000, which will vest in equal installments on each of the third, fourth and fifth anniversaries of the grant date.

The Aguirre Amendment also provides that if Mr. Aguirre’s employment with the Company is terminated by the Company without Cause, by Mr. Aguirre for Good Reason (each as defined in Mr. Aguirre’s employment agreement), or as a result of the Company’s delivery of notice not to renew the term of Mr. Aguirre’s employment prior to the Initial Expiration Date, then subject to Mr. Aguirre’s compliance with certain conditions, Mr. Aguirre will be entitled to (i) a payment equal to twelve months of Mr. Aguirre’s Base Salary, payable in installments in accordance with the Company’s normal payroll practices, (ii) Accrued Benefits (as defined in the Aguirre Amendment), (iii) a prorated portion of any award under the Company’s annual bonus program for the year of Mr. Aguirre’s termination of employment, and (iv) accelerated vesting of outstanding unvested options to purchase common stock in the Company and restricted stock units granted under the Company’s equity plans at least six months prior to the date of termination and adjustments to the exercisability of all vested stock options in accordance with the terms specified in the Aguirre Amendment.

Mr. Aguirre is also party to that certain Change in Control Severance Agreement between the Company and Mr. Aguirre, as previously amended (the “Aguirre Change in Control Agreement”). The Aguirre Amendment amends the Aguirre Change in Control Agreement by replacing the definition of “Good Reason” in the Aguirre Change in Control Agreement to align with the definition of “Good Reason” as used in Mr. Aguirre’s employment agreement. The Aguirre Amendment also provides that in the event Mr. Aguirre becomes entitled to benefits set forth under his employment agreement or the Aguirre Change in Control Agreement, then Mr. Aguirre will be entitled to the more favorable arrangement of the two agreements.

Amendment of Thorne Employment Agreement

On March 25, 2022, the Company and our Chief Executive Officer, Oakleigh Thorne, executed an amendment (the “Thorne Amendment”) to that certain employment agreement between the Company and Mr. Thorne, dated March 4, 2018. The Thorne Amendment provides that Mr. Thorne’s employment will continue through and including March 31, 2024 (the “Term Expiration Date”). The Thorne Amendment also provides that, as specified in the Thorne Amendment, our board of directors will commence discussions with Mr. Thorne at least six months prior to the Term Expiration Date as to the possibility of Mr. Thorne remaining as our Chief Executive Officer for an extended period or transitioning to the role of Executive Chair following the Term Expiration Date. Pursuant to the Thorne Amendment, if our board of directors and Mr. Thorne do not reach an agreement regarding an extension or transition, Mr. Thorne will step down from the position of our Chief Executive Officer immediately following the Term Expiration Date (the “End of Term Resignation”).

The Thorne Amendment also provides that if Mr. Thorne’s employment with the Company is terminated by the Company without Cause, by Mr. Thorne for Good Reason (each as defined in Mr. Thorne’s employment agreement), or upon an End of Term Resignation, then subject to Mr. Thorne’s compliance with certain conditions, Mr. Thorne will be entitled to (i) a lump sum amount of twelve months of Mr. Thorne’s Base Salary and Target Bonus (each as defined in Mr. Thorne’s employment agreement), (ii) the Pro Rata Bonus (as defined in the Thorne Amendment), (iii) Accrued Benefits (as defined in the Thorne Amendment), and (iv) accelerated vesting of outstanding unvested options to purchase common stock in the Company and restricted stock units granted under the Company’s equity plans at least six months prior to the date of termination and adjustments to the exercisability of all vested stock options in accordance with the terms specified in the Thorne Amendment (the “Severance Equity Treatment”).

In the event Mr. Thorne’s employment with the Company is terminated for any of the foregoing reasons following a Change in Control (as defined in the Amended and Restated Gogo Inc. 2016 Omnibus Stock Incentive Plan), then subject to Mr. Thorne’s compliance with certain conditions, Mr. Thorne will be entitled to (i) a lump sum amount of eighteen months of Mr. Thorne’s Base Salary and Target Bonus, (ii) the Pro Rata Bonus, (iii) Accrued Benefits, and (iv) Severance Equity Treatment, except that the Severance Equity Treatment will apply to all outstanding unvested options to purchase common stock in the Company and restricted stock units granted under the Company’s equity plans, regardless of whether any such awards were granted within six months of Mr. Thorne’s termination of employment.

Amendment of Rowan Employment Agreement

On March 25, 2022, the Company and our Executive Vice President and Chief Financial Officer, Barry Rowan, executed an amendment (the “Rowan Amendment”) to that certain employment agreement between the Company and Mr. Rowan, dated April 24, 2017. The Rowan Amendment provides for a fixed transition term, whereby Mr. Rowan’s employment with the Company will automatically end as of the date of the 2022 fiscal year earnings call (the “Rowan Transition Term”).

The Rowan Amendment also provides that if Mr. Rowan’s employment with the Company is terminated by the Company without Cause, by Mr. Rowan for Good Reason (each as defined in Mr. Rowan’s employment agreement), or as a result of the end of the Rowan Transition Term, then subject to Mr. Rowan’s compliance with certain conditions, Mr. Rowan will be entitled to (i) a payment equal to twelve months of Mr. Rowan’s Base Salary (as defined in Mr. Rowan’s employment agreement), payable in installments in accordance with the Company’s normal payroll practices, (ii) Accrued Benefits (as defined in the Rowan Amendment), (iii) a prorated portion of any award under the Company’s annual bonus program for the year of Mr. Rowan’s termination of employment, and (iv) accelerated vesting of outstanding unvested options to purchase common stock in the Company and restricted stock units granted under the Company’s equity plans at least six months prior to the date of termination and adjustments to the exercisability of all vested stock options in accordance with the terms specified in the Rowan Amendment.

Mr. Rowan is also party to that certain Change in Control Severance Agreement between the Company and Mr. Rowan, as previously amended (the “Rowan Change in Control Agreement”). The Rowan Amendment provides that in the event Mr. Rowan becomes entitled to benefits set forth under his employment agreement or the Rowan Change in Control Agreement, then Mr. Rowan will be entitled to the more favorable arrangement of the two agreements.

The Rowan Amendment also provides that following the date of Mr. Rowan’s termination of employment, including upon the end of the Rowan Transition Term, Mr. Rowan will make himself available to consult with the Company for a one-year period at a per diem rate of $3,288.

Amendment of Elias Employment Agreement

On March 25, 2022, the Company and our Executive Vice President, General Counsel and Secretary, Marguerite Elias, executed an amendment (the “Elias Amendment”) to that certain employment agreement between the Company and Ms. Elias, dated January 1, 2008, as previously amended on December 31, 2008 and November 30, 2017. The Elias Amendment provides for a fixed transition term, whereby Ms. Elias’ employment with the Company will automatically end as of the later of (i) September 30, 2022 and (ii) the date that is six months after the date Ms. Elias begins co-working with a suitable successor for Ms. Elias’ role at the Company (the “Elias Transition Term”). The Elias Amendment provides that in addition to Ms. Elias’ duties related to her role as Executive Vice President, General Counsel and Secretary, Ms. Elias will assist the Company in identifying a successor for Ms. Elias’ role during the Elias Transition Term.

The Elias Amendment also provides that if Ms. Elias’ employment with the Company is terminated by the Company without Cause, by Ms. Elias for Good Reason (each as defined in Ms. Elias’ employment agreement), or as a result of the end of the Elias Transition Term, then subject to Ms. Elias’ compliance with certain conditions, Ms. Elias will be entitled to (i) a payment equal to twelve months of Ms. Elias’s Base Salary (as defined in Ms. Elias’ employment agreement), payable in installments in accordance with the Company’s normal payroll practices, (ii) Accrued Benefits (as defined in the Elias Amendment), (iii) a prorated portion of any award under the Company’s annual bonus program for the year of Ms. Elias’s termination of employment, and (iv) accelerated vesting of outstanding unvested options to purchase common stock in the Company and restricted stock units granted under the Company’s equity plans at least six months prior to the date of termination and adjustments to the exercisability of all vested stock options in accordance with the terms specified in the Elias Amendment. The Elias Amendment also amends the definition of “Good Reason” as used in Ms. Elias’ employment agreement to include the event of Ms. Elias ceasing to directly report to our Chief Executive Officer.

Ms. Elias is also party to that certain Change in Control Severance Agreement between the Company and Ms. Elias, as previously amended (the “Elias Change in Control Agreement”). The Elias Amendment provides that in the event Ms. Elias becomes entitled to benefits set forth under her employment agreement or the Elias Change in Control Agreement, then Ms. Elias will be entitled to the more favorable arrangement of the two agreements.

The Elias Amendment also provides that following the date of Ms. Elias’s termination of employment, including upon the end of the Elias Transition Term, Ms. Elias will make herself available to consult with the Company for a one-year period at a per diem rate of $2,288.

Amendment of Jackson Employment Agreement

On March 25, 2022, the Company and our Executive Vice President and Chief People Experience Officer, Karen Jackson, executed an amendment (the “Jackson Amendment”) to that certain employment agreement between the Company and Ms. Jackson, dated February 10, 2020. In light of the anticipated departures of Ms. Elias in 2022 and Mr. Rowan in early 2023, the Jackson Amendment is intended to ensure that Ms. Jackson remains with the Company at least through the end of 2023, and longer should she and the Company so elect. The Jackson Amendment provides for a fixed transition term, whereby Ms. Jackson’s employment with the Company will automatically end as of January 1, 2024 (the “Jackson Transition Term”), unless the Company and Ms. Jackson mutually agree otherwise and no later than three months prior to the end of the Jackson Transition Term. The Jackson Amendment provides that in addition to Ms. Jackson’s duties related to her role as Executive Vice President and Chief People Experience Officer, Ms. Jackson will assist the Company in identifying a successor for Ms. Jackson’s role during the Jackson Transition Term.

The Jackson Amendment also provides that if Ms. Jackson’s employment with the Company is terminated by the Company without Cause, by Ms. Jackson for Good Reason (each as defined in Ms. Jackson’s employment agreement), or as a result of the end of the Jackson Transition Term, then subject to Ms. Jackson’s compliance with certain conditions, Ms. Jackson will be entitled to (i) a payment equal to twelve months of Ms. Jackson’s Base Salary (as defined in Ms. Jackson’s employment agreement), payable in installments in accordance with the Company’s normal payroll practices, (ii) Accrued Benefits (as defined in the Jackson Amendment), (iii) a prorated portion of any award under the Company’s annual bonus program for the year of Ms. Jackson’s termination of employment, and (iv) accelerated vesting of outstanding unvested options to purchase common stock in the Company and restricted stock units granted under the Company’s equity plans at least six months prior to the date of termination and adjustments to the exercisability of all vested stock options in accordance with the terms specified in the Jackson Amendment. The Jackson Amendment also amends the definition of “Good Reason” as used in Ms. Jackson’s employment agreement to include the event of Ms. Jackson ceasing to directly report to our Chief Executive Officer. The Jackson Amendment also provides that Ms. Jackson’s Base Salary will be subject to annual review for increases but not decreases.

Ms. Jackson is also party to that certain Change in Control Severance Agreement between the Company and Ms. Jackson, as previously amended (the “Jackson Change in Control Agreement”). The Jackson Amendment provides that in the event Ms. Jackson becomes entitled to benefits set forth under her employment agreement or the Jackson Change in Control Agreement, then Ms. Jackson will be entitled to the more favorable arrangement of the two agreements.

Item 8.01 Other Events.

On March 29, 2022, the Company issued a press release announcing the promotion of Mr. Aguirre to President and Chief Operating Officer. The press release also announced that as part of the Company’s succession planning, Jessica Betjemann, our Senior Vice President of Finance, Chief Accounting Officer and Treasurer, will succeed Mr. Rowan, who intends to retire effective as of the date of the 2022 fiscal year earnings call. The Company, with the assistance of an executive search firm, has initiated a search to identify a successor to Ms. Elias, who intends to retire by the end of 2022. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOGO INC.

Date:	March 29, 2022	By:	/s/ Marguerite M. Elias
Marguerite M. Elias Executive Vice President, General Counsel and Secretary